October 20, 2009

CHASE GROWTH FUND
CHASE MID-CAP GROWTH FUND

Each a series of Advisors Series Trust
(together, the “Funds”)

Supplement to
Prospectus and Statement of Additional Information (“SAI”)
each dated January 28, 2009

Effective immediately, Mr. Brian Lazorishak and Mr. Derwood Chase serve as the co-portfolio managers responsible for the day-to-day investment decisions for the Chase Growth Fund and the Chase Mid-Cap Growth Fund.  Their biographical information appears on page 11 of the Prospectus.

Please disregard all references to David B. Scott in the Prospectus and SAI.

Please retain this Supplement with your Prospectus
and SAI.
The date of this Supplement is October 20, 2009.